[LOGO] BLUE CHIP VALUE FUND


                                 ANNUAL REPORT
                                TO STOCKHOLDERS




                                DECEMBER 31, 2000

Dear Fellow Stockholders:

     The year 2000 ended on a decidedly negative note as investors grappled with a slowing economy and corporate earnings disappointment. Preservation of capital becomes a key goal in this kind of environment and we are pleased to report the Blue Chip Value Fund's net asset value was virtually flat for the year while the S&P 500 index, the Fund's benchmark, was down 9.1%. The discount to net asset value at year-end was 7.6%.

     There were several factors that led to our outperformance relative to the benchmark. The most important of these was our overweighting and positive stock selection in the Interest Rate Sensitive sector. We were overweighted in the sector because we suspected the Federal Reserve would stop raising interest rates during 2000 and perhaps even begin to lower rates (which it did just after the New Year). Interest Rate Sensitive stocks typically perform well in anticipation of a stable or declining rate environment and 2000 was no exception. Within the sector, we emphasized stocks with relatively less credit risk because we did have some concerns about credit worthiness in a slowing economy. This strategy turned out to be productive. Some of our leading stocks were Washington Mutual, Federal Home Loan Mortgage Corp., and Wells Fargo. We also owned several insurance companies because the pricing environment appears to be improving after several weak years. XL Capital, ACE Limited and MetLife were strong performers in 2000.

     Our Healthcare stocks performed well in 2000 for two reasons. First, a better legislative environment helped healthcare pricing and, second, Healthcare stocks are seen as defensive and typically perform well in a down market. Within the sector we owned several pharmaceutical stocks such as Abbott Labs, Schering Plough and Bristol-Myers Squibb that did well. However, our best performance came from our Service stocks, Omnicare and Tenet Healthcare where the improvement in pricing is most apparent.

     2000 turned out to be a great year for Energy and Utility stocks. An overweighting and positive stock selection in these sectors contributed to performance. If you've received your first heating bill of the winter season, you're probably painfully aware of the increase in natural gas prices. Perhaps you can take some solace that the Blue Chip Value Fund benefited from the increase in prices by owning several companies with heavy exposure to natural gas such as Dynegy, El Paso Energy, Coastal Corp. and Duke Energy.

     Technology was the worst performing sector in 2000. With the highest valuations and the highest earnings growth, it had the most to give up in a down market. Earnings disappointments were difficult to avoid in this sector and, unfortunately, we had more than our fair share. We were, however, notably underweighted in the sector so the total impact of Technology on our performance was similar to its impact on the S&P 500.

     The portfolio is currently positioned relatively conservatively. While it's difficult to predict the timing of a turnaround in the stock market, our belief is the worst is behind us. The market is a discounting mechanism and stock prices typically will improve before the economy and earnings begin to improve. We are probably nearing a time when company fundamentals will drive us to position the portfolio more aggressively while still adhering to our value disciplines.

Sincerely,

/s/ Charlotte T. Petersen, CFA          /s/ Kenneth V. Penland, CFA

Charlotte T. Petersen, CFA              Kenneth V. Penland, CFA
Portfolio Manager and                   Chairman of the Board
Vice President

                             SECTOR DIVERSIFICATION
                            IN COMPARISON TO S&P 500
                            AS OF DECEMBER 31, 2000*


                                                            FUND         S&P 500
                                                            -----        -------
Basic Materials                                              0.0%          2.3%
Capital Goods                                                4.6%          4.7%
Commercial Services                                          0.0%          1.6%
Communications                                               7.6%          9.3%
Consumer Cyclicals                                          15.1%         10.2%
Consumer Staples                                             6.0%          8.2%
Energy                                                       9.3%          7.2%
Healthcare                                                  15.8%         13.9%
Interest Rate Sensitive                                     27.0%         21.5%
Technology                                                   7.3%         17.3%
Transportation                                               1.7%          0.7%
Utilities                                                    5.6%          3.1%

* SECTOR DIVERSIFICATION IS SUBJECT TO CHANGE AND MAY NOT BE REPRESENTATIVE OF FUTURE INVESTMENTS.

                          AVERAGE ANNUAL TOTAL RETURNS
                            AS OF DECEMBER 31, 2000

FUND NAME               RETURN        1-YEAR          5-YEAR        10-YEAR
---------               ------        ------          ------        -------
Blue Chip Value Fund    NAV            0.15%          14.75%         15.75%
Blue Chip Value Fund    Market
                        Price         (3.16%)         15.44%         16.66%
S&P 500 Index                         (9.10%)         18.32%         17.45%

TOTAL INVESTMENT RETURN IS CALCULATED ASSUMING A PURCHASE OF COMMON STOCK ON THE OPENING OF THE FIRST DAY AND A SALE ON THE CLOSING OF THE LAST DAY OF EACH PERIOD REPORTED. DIVIDENDS AND DISTRIBUTIONS, IF ANY, ARE ASSUMED FOR PURPOSES OF THIS CALCULATION TO BE REINVESTED AT PRICES OBTAINED UNDER THE FUND'S DIVIDEND REINVESTMENT PLAN. RIGHTS OFFERINGS, IF ANY, ARE ASSUMED FOR PURPOSES OF THIS CALCULATION TO BE FULLY SUBSCRIBED UNDER THE TERMS OF THE RIGHTS OFFERING. GENERALLY, TOTAL INVESTMENT RETURN BASED ON NET ASSET VALUE WILL BE HIGHER THAN TOTAL INVESTMENT RETURN BASED ON MARKET VALUE IN PERIODS WHERE THERE IS AN INCREASE IN THE DISCOUNT OR A DECREASE IN THE PREMIUM OF THE MARKET VALUE TO THE NET ASSET VALUE FROM THE BEGINNING TO THE END OF SUCH PERIODS. CONVERSELY, TOTAL INVESTMENT RETURN BASED ON THE NET ASSET VALUE WILL BE LOWER THAN TOTAL INVESTMENT RETURN BASED ON MARKET VALUE IN PERIODS WHERE THERE IS A DECREASE IN THE DISCOUNT OR AN INCREASE IN THE PREMIUM OF THE MARKET VALUE TO THE NET ASSET VALUE FROM THE BEGINNING TO THE END OF SUCH PERIODS.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Blue Chip Value Fund, Inc.'s (the "Fund") Dividend Reinvestment and Cash Purchase Plan offers stockholders the opportunity to reinvest dividends and capital gain distributions in additional shares of the Fund. A stockholder may also make additional cash investments under the Plan. There is no service charge for participation.

     Participating stockholders will receive additional shares issued at a price equal to the net asset value per share as of the close of the New York Stock Exchange on the record date ("Net Asset Value"), unless at such time the Net Asset Value is higher than the market price of the Fund's common stock, plus brokerage commission. In this case, the Fund will attempt, generally over the next 10 business days (the "Trading Period"), to acquire shares of the Fund's common stock in the open market at a price plus brokerage commission which is less than the Net Asset Value. In the event that prior to the time such acquisition is completed, the market price of such common stock plus commission equals or exceeds the Net Asset Value, or in the event that such market purchases are unable to be completed by the end of the Trading Period, then the balance of the distribution shall be completed by issuing additional shares at Net Asset Value.

     Participating stockholders may also make additional cash investments (minimum $50 and maximum $10,000 per month) by check or money order (or by wire for a $10 fee) to acquire additional shares of the Fund. Please note, however, that these additional shares will be purchased at market value plus brokerage commission (without regard to net asset value) per share.

     A stockholder owning a minimum of 50 shares may join the Plan by sending an Enrollment Form to the Plan Agent at Mellon Investor Services, LLC, Overpeck Centre, 85 Challenger Road, Ridgefield Park, NJ, 07660.

     The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends or distributions, even though the stockholder does not receive the cash. Participants must own at least 50 shares at all times.

     A stockholder may elect to withdraw from the Plan at any time on 15-days' prior written notice, and receive future dividends and distributions in cash. There is no penalty for withdrawal from the Plan and stockholders who have withdrawn from the Plan may rejoin in the future.

     The Fund may amend the Plan at any time upon 30-days prior notice to participants.

     Additional information about the Plan may be obtained from Blue Chip Value Fund, Inc. by writing to 1225 17th Street, 26th Floor, Denver, CO 80202, by telephone at (800) 624-4190 or by visiting us at WWW.BLU.COM.

     If your shares are registered with a broker, you most likely can still participate in the Dividend Reinvestment Plan. Please contact your broker about how to participate and to inquire if there are any fees which may be charged by the broker to your account.

STOCKHOLDER DISTRIBUTION INFORMATION

     Certain tax information regarding Blue Chip Value Fund, Inc. is required to be provided to stockholders based upon the Fund's income and distributions taxable to the stockholders for the calendar year ended December 31, 2000.

     The Board of Directors of Blue Chip Value Fund, Inc. voted to pay to stockholders of record at the opening of business on the record date, the following distributions derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

RECORD DATE       PAY DATE       DIVIDENDS       CAPITAL GAINS
-----------       ---------      ---------       -------------
 4/14/2000        4/28/2000       $0.0110           $0.2190
 7/14/2000        7/28/2000       $0.0126           $0.1974
10/13/2000       10/27/2000       $0.0100           $0.2000
12/29/2000        1/12/2001       $0.0194           $0.2206
                                  $0.0530           $0.8370

     The Fund notified stockholders at the end of January 2001 of amounts for use in preparing 2000 income tax returns.

ATTENTION CORPORATE STOCKHOLDERS:

     To determine the amount that qualifies for the dividends-received deduction for corporations, multiply the amount that appears in column 1 of Form 1099-Div by 100%.

INDEPENDENT AUDITORS' REPORT

To the Stockholders and Board of Directors of Blue Chip Value Fund, Inc.

     We have audited the accompanying statement of assets and liabilities of Blue Chip Value Fund, Inc. (the "Fund"), including the statement of investments, as of December 31, 2000, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements of the Fund for the year ended December 31, 1999 and financial highlights for the period from January 1, 1996 to December 31, 1999 were audited by other auditors whose report, dated January 14, 2000, expressed an unqualified opinion on those statements and financial highlights.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Blue Chip Value Fund, Inc. as of December 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Denver, Colorado
January 19, 2001

BLUE CHIP VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

ASSETS
Investments at market value                                       $ 144,752,479
  (identified cost $122,640,088)
Receivable for securities sold                                          158,602
Dividends receivable                                                    146,687
Interest receivable                                                      56,864
Other assets                                                             16,822
                                                                  -------------
     TOTAL ASSETS                                                   145,131,454
                                                                  -------------

LIABILITIES
Distributions payable                                                 4,138,262
Advisory fee payable                                                     65,312
Administration fee payable                                                6,532
Accrued expenses and other liabilities                                   58,740
                                                                  -------------
     TOTAL LIABILITIES                                                4,268,846
                                                                  -------------
NET ASSETS                                                        $ 140,862,608
                                                                  =============


COMPOSITION OF NET ASSETS
Capital stock, at par                                             $     172,428
Paid-in-capital                                                     119,987,402
Accumulated net realized loss                                        (1,415,338)
Undistributed net investment income                                       5,725
Net unrealized appreciation on investments                           22,112,391
                                                                  -------------
                                                                  $ 140,862,608
                                                                  =============

SHARES OF COMMON STOCK
  OUTSTANDING (100,000,000 shares
  authorized at $0.01 par value)                                     17,242,758
                                                                  =============

Net asset value per share                                         $        8.17
                                                                  =============

See Accompanying Notes to Financial Statements.

BLUE CHIP VALUE FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2000

NET INVESTMENT INCOME
INCOME
  Dividends                                        $  1,551,855
  Interest                                              646,265
                                                   ------------
    TOTAL INCOME                                                   $  2,198,120
                                                                   ------------

EXPENSES
  Investment advisory fee
    (Note 3)                                            875,670
  Administrative services fee
    (Note 3)                                             94,753
  Transfer agent fees                                    79,291
  Stockholder reporting                                  61,038
  Legal fees                                             43,648
  Directors' fees                                        46,181
  Insurance and fidelity bond                            25,594
  Audit fees                                             18,065
  Custodian fees                                          9,591
  Other                                                  29,236
                                                   ------------
    TOTAL EXPENSES                                                    1,283,067
                                                                   ------------
    NET INVESTMENT INCOME                                               915,053
                                                                   ------------
REALIZED AND UNREALIZED
  GAIN/(LOSS) ON INVESTMENTS
  Net realized gain on investments                                   12,759,012
  Change in net unrealized appreciation
    or depreciation of investments                                  (13,986,744)
                                                                   ------------
    NET LOSS ON INVESTMENTS                                          (1,227,732)
                                                                   ------------
    NET DECREASE IN NET ASSETS
      RESULTING FROM OPERATIONS                                    $   (312,679)
                                                                   ============

See Accompanying Notes to Financial Statements.

BLUE CHIP VALUE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

                                                           FOR THE YEAR
                                                        ENDED DECEMBER 31,
                                                 ------------------------------
                                                     2000             1999
                                                 -------------    -------------
INCREASE/(DECREASE) IN NET ASSETS
  FROM OPERATIONS:
  Net investment income                          $     915,053    $     528,570
  Net realized gain from
    securities transactions                         12,759,012       21,458,940
  Change in net unrealized
    appreciation or depreciation
    of investments                                 (13,986,744)     (13,230,638)
                                                 -------------    -------------
                                                      (312,679)       8,756,872
                                                 -------------    -------------

DECREASE IN NET ASSETS
  FROM DISTRIBUTIONS TO
  STOCKHOLDERS FROM:
  Net investment income                               (909,328)        (562,166)
  Net realized gain on
    investments                                    (14,364,186)     (27,646,148)
                                                 -------------    -------------
                                                   (15,273,514)     (28,208,314)

INCREASE IN NET ASSETS FROM
  COMMON STOCK TRANSACTIONS:
  Net asset value of common
    stock issued to stockholders
    from reinvestment of
    dividends (409,851 and
    105,080 shares issued,
    respectively)                                    3,446,723          941,668
                                                 -------------    -------------

NET DECREASE IN
  NET ASSETS                                       (12,139,470)     (18,509,774)

NET ASSETS
  Beginning of period                              153,002,078      171,511,852
                                                 -------------    -------------
  End of period (including
    $5,725 and ($20,683)
    of (over)/undistributed
    net investment income,
    respectively)                                $ 140,862,608    $ 153,002,078
                                                 =============    =============

See Accompanying Notes to Financial Statements.

BLUE CHIP VALUE FUND, INC.

FINANCIAL HIGHLIGHTS

                                                                                   FOR THE YEAR ENDED DECEMBER 31,
                                                                  -----------------------------------------------------------------
PER SHARE DATA (for a share outstanding throughout each period)      2000          1999          1998          1997         1996
                                                                  ---------     ---------     ---------     ---------     ---------
Net asset value - beginning of period                             $    9.09     $   10.25     $   9.76      $    8.94     $    8.47
INVESTMENT OPERATIONS
Net investment income                                                  0.05          0.03         0.05           0.10          0.13
Net gain (loss) on investments                                        (0.08)         0.49         1.62           2.56          1.69
                                                                  ---------     ---------     ---------     ---------     ---------
Total from investment operations                                      (0.03)         0.52         1.67           2.66          1.82
                                                                  ---------     ---------     ---------     ---------     ---------
DISTRIBUTIONS
From net investment income                                            (0.05)        (0.03)       (0.05)         (0.10)        (0.13)
From net realized gains on investments                                (0.84)        (1.65)       (1.08)         (1.47)        (1.22)
                                                                  ---------     ---------     ---------     ---------     ---------
Total distributions                                                   (0.89)        (1.68)       (1.13)         (1.57)        (1.35)
                                                                  ---------     ---------     ---------     ---------     ---------
CAPITAL SHARE TRANSACTIONS
Dilutive effects of rights offerings                                     --            --        (0.04)         (0.26)           --
Offering costs charged to paid in capital                                --            --        (0.01)         (0.01)           --
                                                                  ---------     ---------     ---------     ---------     ---------
Total capital share transactions                                         --            --        (0.05)         (0.27)           --
                                                                  ---------     ---------     ---------     ---------     ---------
     Net asset value, end of period                               $    8.17     $    9.09     $  10.25      $    9.76     $    8.94
                                                                  =========     =========     ========      =========     =========
     Per share market value, end of period                        $    7.55     $  8.6875     $   9.75      $ 10.9375     $    9.25
                                                                  =========     =========     ========      =========     =========
Total investment return based on: (a)
     Market Value                                                      (3.2%)        6.7%          1.3%          40.5%         39.5%
     Net Asset Value                                                    0.2%         6.2%         17.6%          31.2%         21.3%

RATIOS/SUPPLEMENTAL DATA:
Ratios of expenses to average net assets                               0.88%         0.85%         0.94%         0.94%         1.05%
Ratio of net investment income to average net assets                   0.63%         0.32%         0.56%         1.01%         1.39%
Ratio of distributions to average net assets                          10.46%        16.86%        11.62%        16.48%        14.42%
Portfolio turnover rate (b)                                          127.55%        54.24%        76.02%        55.15%        42.31%
Net assets-end of period (in thousands)                           $ 140,863     $ 153,002     $ 171,512     $ 138,905     $  98,041

----------
(a) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation to be fully subscribed under the terms of the rights offering. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
(b) A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) for a year and dividing it by the monthly average of the market value of the portfolio securities during the year. Purchases and sales of investment securities (excluding short-term securities) for the year ended December 31, 2000 were $176,653,806 and $203,910,292, respectively.

See Accompanying Notes to Financial Statements.

BLUE CHIP VALUE FUND, INC.

STATEMENT OF INVESTMENTS

December 31, 2000

                                                                      MARKET
                                        SHARES        COST            VALUE
                                       --------   ------------     ------------
COMMON STOCKS - 95.66%
CAPITAL GOODS - 4.45%
AEROSPACE & DEFENSE - 4.45%
General Dynamics Corp.                  41,400    $  1,951,608     $  3,229,200
Raytheon Co. - Class B                  97,700       3,260,952        3,034,806
                                                  ------------     ------------
                                                     5,212,560        6,264,006

TOTAL CAPITAL GOODS                                  5,212,560        6,264,006
-------------------------------------------------------------------------------

COMMUNICATIONS - 7.24%
 TELECOMMUNICATIONS -
EQUIPMENT & SOLUTIONS - 1.04%
Motorola Inc.                           72,500       1,729,039        1,468,125

TELECOMMUNICATIONS -
 SERVICE PROVIDERS - 6.20%
Alltel Corp.                            45,900       2,256,645        2,865,881
Bellsouth Corp.                         70,600       2,750,543        2,890,188
Telephone & Data
  Systems Inc.                          33,000       3,459,387        2,970,000
                                                  ------------     ------------
                                                     8,466,575        8,726,069

TOTAL COMMUNICATIONS                                10,195,614       10,194,194
-------------------------------------------------------------------------------

CONSUMER CYCLICALS - 14.41%
CLOTHING & ACCESSORIES - 1.70%
TJX Companies Inc.                      86,500       1,831,918        2,400,375

GENERAL MERCHANDISE - 2.24%
Target Corp.                            97,700       2,211,283        3,150,825

OTHER CONSUMER SERVICES - 1.71%
Cendant Corp.*                         250,200       3,192,902        2,408,175

PUBLISHING & MEDIA - 8.76%
Charter Communications
  Inc. - Class A*                      134,400       2,689,530        3,049,200
USA Networks Inc.*                     145,800       2,870,973        2,833,987
Viacom Inc. - Class B*                  64,900       3,134,597        3,034,075
Westwood One Inc.*                     177,200       3,062,259        3,422,175
                                                  ------------     ------------
                                                    11,757,359       12,339,437
TOTAL CONSUMER
  CYCLICALS                                         18,993,462       20,298,812
-------------------------------------------------------------------------------

CONSUMER STAPLES - 5.70%
HOME PRODUCTS - 2.06%
Kimberly Clark Corp.                    41,000       2,364,415        2,898,290

TOBACCO - 3.64%
Phillip Morris
  Companies Inc.                       116,600       3,320,934        5,130,400

TOTAL CONSUMER STAPLES                               5,685,349        8,028,690
-------------------------------------------------------------------------------

                                                                      MARKET
                                        SHARES        COST            VALUE
                                       --------   ------------     ------------
ENERGY - 8.92%
EXPLORATION & PRODUCTION - 1.58%
Apache Corp.                            31,700       1,946,385        2,220,981

INTEGRATED OILS - 4.11%
Conoco Inc. - Class B                   90,900       2,456,105        2,630,419
Royal Dutch Petroleum
  Co. - ADR                             52,200       3,347,710        3,161,363
                                                  ------------     ------------
                                                     5,803,815        5,791,782
OIL SERVICES - 2.01%
Transocean Sedco
  Forex Inc.                            61,700       2,673,760        2,838,200

PIPELINES - 1.22%
Coastal Corp.                           19,400         896,291        1,713,263

TOTAL ENERGY                                        11,320,251       12,564,226
-------------------------------------------------------------------------------

HEALTHCARE - 15.13%
HEALTHCARE SERVICES - 6.30%
Omnicare Inc.                          209,819       2,453,225        4,537,336
Tenet Healthcare Corp.*                 97,500       2,662,076        4,332,656
                                                  ------------     ------------
                                                     5,115,301        8,869,992
PHARMACEUTICALS - 8.83%
Abbott Laboratories                     72,700       2,680,269        3,521,406
Bristol-Myers
  Squibb Co.                            61,280       2,538,032        4,530,890
Schering-Plough Corp.                   77,160       2,424,787        4,378,830
                                                  ------------     ------------
                                                     7,643,088       12,431,126

TOTAL HEALTHCARE                                    12,758,389       21,301,118
-------------------------------------------------------------------------------

INTEREST RATE SENSITIVE - 25.87%
INTEGRATED FINANCIAL  SERVICES - 4.45%
American Express Co.                    27,300       1,452,589        1,499,794
Citigroup Inc.                          93,500       4,181,238        4,774,344
                                                  ------------     ------------
                                                     5,633,827        6,274,138
MONEY CENTER BANKS - 1.00%
Chase Manhattan Corp.                   31,100       1,401,055        1,413,106

PROPERTY CASUALTY INSURANCE - 6.80%
ACE Ltd.                                82,700       1,883,726        3,509,581
Hartford Financial
  Services Group Inc.                   31,500       2,081,542        2,224,688
XL Capital Ltd. - Class A               44,000       3,125,730        3,844,500
                                                  ------------     ------------
                                                     7,090,998        9,578,769
REGIONAL BANKS - 1.53%
Wells Fargo & Co.                       38,700       1,579,158        2,155,106

SECURITIES & ASSET MANAGEMENT - 3.58%
Knight Trading
  Group Inc.*                           69,900       1,897,478          974,231
Lehman Brothers
  Holdings Inc.                         60,200       3,356,971        4,071,025
                                                  ------------     ------------
                                                     5,254,449        5,045,256

                                                                      MARKET
                                        SHARES        COST            VALUE
                                       --------   ------------     ------------
SPECIALTY FINANCE - 4.85%
Federal Home Loan
  Mortgage Corp.                        67,600       3,031,551        4,655,950
Providian Financial Corp.               37,900       1,576,535        2,179,250
                                                  ------------     ------------
                                                     4,608,086        6,835,200
THRIFTS - 3.66%
Washington Mutual Inc.                  97,200       3,435,851        5,157,675

TOTAL INTEREST
  RATE SENSITIVE                                    29,003,424       36,459,250
-------------------------------------------------------------------------------

TECHNOLOGY - 7.00%
COMPUTER SOFTWARE - 1.57%
Microsoft Corp.*                        50,900       3,304,910        2,214,150

PCS AND SERVERS - 1.44%
International Business
  Machines Corp.                        23,800       2,274,402        2,023,000

SEMICONDUCTORS - 1.66%
Intel Corp.                             77,500       3,540,762        2,344,375

TECHNOLOGY
  RESELLERS/DISTRIBUTORS - 2.33%
Avnet Inc.                             152,700       3,714,991        3,283,050

TOTAL TECHNOLOGY                                    12,835,065        9,864,575
-------------------------------------------------------------------------------

TRANSPORTATION  - 1.59%
RAILROADS - 1.59%
Burlington Northern
  Santa Fe Corp.                        79,300       2,085,608        2,245,181

TOTAL TRANSPORTATION                                 2,085,608        2,245,181
-------------------------------------------------------------------------------

UTILITIES - 5.35%
ELECTRIC/GAS UTILITIES - 5.35%
Duke Energy Corp.                       37,200       2,159,637        3,171,300
Dynegy Inc. - Class A                   47,254       1,061,869        2,649,177
Southern Energy Inc.*                   60,600       1,332,648        1,715,738
                                                  ------------     ------------
                                                     4,554,154        7,536,215

TOTAL UTILITIES                                      4,554,154        7,536,215
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                112,643,876      134,756,267
-------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 7.10%
Fidelity Institutional
  Money Market Fund                                  4,250,000        4,250,000
Goldman Sachs Financial
Square Prime Obligations
  Fund - FST Shares                                  5,746,212        5,746,212
                                                  ------------     ------------
TOTAL SHORT-TERM
  INVESTMENTS                                        9,996,212        9,996,212

TOTAL INVESTMENTS                      102.76%    $122,640,088     $144,752,479
                                                  ------------     ------------
Liabilities in Excess of
  Other Assets                          (2.76%)                      (3,889,871)
                                       ------                      ------------
NET ASSETS                             100.00%                     $140,862,608
                                                                   ============

* Denotes non-income producing security.

BLUE CHIP VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Blue Chip Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION - Each investment security is valued at the last sale price at period end reported by the principal exchange on which the issue was traded or, if no sale is reported, at a value based on the average closing bid and asked price. Short-term securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

FEDERAL INCOME TAXES - The Fund intends to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no provision has been made for federal income taxes.

INVESTMENT TRANSACTIONS - Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are determined on the first-in, first-out basis for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income, which includes interest earned on money market funds, is accrued and recorded daily.

DISTRIBUTIONS TO STOCKHOLDERS - Distributions to stockholders are recorded on the ex-dividend date. Distributions are classified to conform to the tax reporting requirements of the Internal Revenue Code. If the Fund's total distributions for the year (exclusive of long-term capital gains dividends) exceed its net investment income and short-term capital gains for such year, a portion of such undesignated distributions may constitute a non-taxable return of capital. The actual determination of the source of the undesignated distributions is made only at year- end.

     The Fund distributes at least 2.5% of its net asset value quarterly to its stockholders.

CLASSIFICATION OF DISTRIBUTIONS TO STOCKHOLDERS - The Fund adjusts the classification of distributions to stockholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2000, $20,683 has been reclassified from undistributed net investment income to accumulated net realized loss. Net assets of the Fund were unaffected by the reclassification. The calculation of net investment income in the Financial Highlights excludes these adjustments.

USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and disclosures made in the accompanying notes to the financial statements. Actual results could differ from those estimates.

2.   UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS (TAX BASIS)

AS OF DECEMBER 31, 2000:
Gross appreciation (excess of value over tax cost)                $  28,345,988
Gross depreciation (excess of tax cost over value)                   (6,369,299)
                                                                  -------------
Net unrealized appreciation                                       $  21,976,689
                                                                  -------------
Cost of investments for income tax purposes                       $ 122,775,790
                                                                  =============

3.   INVESTMENT ADVISORY AND ADMINISTRATION SERVICES

     The Fund has an Investment Advisory Agreement with Denver Investment Advisors LLC ("DIA"), whereby a management fee is paid to DIA based on an annual rate of 0.65% of the Fund's average weekly net assets up to $100,000,000 and 0.50% of the Fund's average weekly net assets in excess of $100,000,000. The management fee is paid monthly based on the average of the net assets of the Fund computed as of the last business day the New York Stock Exchange is open each week. Certain officers and directors of the Fund are also officers of DIA.

     Effective September 1, 1999, ALPS Mutual Funds Services, Inc. ("ALPS") and DIA entered into an Administrative Agreement to serve as the Fund's co-administrators. The administrative services fee is based on an annual rate for ALPS and DIA, respectively, of 0.08% and 0.01% of the Fund's average daily net assets up to $75,000,000, 0.04% and 0.005% of the Fund's average daily net assets between $75,000,000 and $125,000,000, and 0.02% and 0.005% of the Fund's
average daily net assets in excess of $125,000,000. The administrative services fee is paid monthly.

4.   CHANGE OF INDEPENDENT AUDITORS

     On February 8, 2000, Ernst & Young LLP ("Ernst & Young") resigned as the Fund's independent auditors. During the Fund's fiscal years ended December 31, 1999 and 1998, Ernst & Young's reports on the Fund's financial statements contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the Fund's fiscal years ended December 31, 1999 and 1998, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the financial statements for such years. During the Fund's fiscal years ended December 31, 1999 and 1998, there were no events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

     On February 8, 2000, after recommendation by the Board's Audit Committee, the Fund, by action of its Board of Directors, including a majority of the members of the Board of Directors who are not "interested persons" of the Fund (as that term is defined in the 1940 Act), selected Deloitte & Touche LLP ("Deloitte & Touche") as the independent auditors to audit the Fund's financial statements for the fiscal year ended December 31, 2000. During the Fund's fiscal years ended December 31, 1999 and 1998, neither the Fund nor anyone on its behalf has consulted with Deloitte & Touche on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements, or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

                               BOARD OF DIRECTORS

Kenneth V. Penland, CHAIRMAN
Todger Anderson, DIRECTOR
Robert J. Greenebaum, DIRECTOR
Robert M. Inman, DIRECTOR
Richard C. Schulte, DIRECTOR
Roberta M. Wilson, DIRECTOR

                                    OFFICERS

Kenneth V. Penland, CHAIRMAN
Todger Anderson, PRESIDENT
Charlotte T. Petersen, VICE PRESIDENT
W. Bruce McConnel, III, SECRETARY
Jasper R. Frontz, TREASURER

INVESTMENT ADVISER/CO-ADMINISTRATOR
Denver Investment Advisors LLC
1225 17th Street, 26th Floor
Denver, CO 80202
(303) 312-5100

STOCKHOLDER RELATIONS
Margaret R. Jurado
(800) 624-4190
(303) 312-5100
e-mail: blu@denveria.com

CUSTODIAN
Bank of New York
One Wall Street
New York, NY 10286

CO-ADMINISTRATOR
ALPS Mutual Funds Services, Inc.
370 17th Street, Suite 3100
Denver, CO 80202

TRANSFER AGENT
DIVIDEND REINVESTMENT PLAN AGENT
(QUESTIONS REGARDING YOUR ACCOUNT)
Mellon Investor Services, LLC
Overpeck Centre
85 Challenger Road
Ridgefield Park, NJ 07660
(800) 288-9541
www.mellon-investor.com

                                NYSE Symbol--BLU

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